                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         FEB. 23, 2001
                                                --------------------------------


                                XCEL ENERGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   MINNESOTA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-3034                                    41-0448030
------------------------        ------------------------------------------------
(Commission File Number)                (IRS Employer Identification No.)


800 NICOLLET MALL, MPLS, MN                                        55402
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code          612-330-5500
                                                   ----------------------------


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On Feb. 23, 2001, the Minnesota Supreme Court informed Xcel Energy Inc. and its wholly-owned subsidiary Northern States Power Co. (NSP-Minnesota) that it had decided not to hear a case related to NSP-Minnesota's conservation incentive recovery for the year 1998.

In June 1999, the Minnesota Public Utilities Commission (MPUC) denied NSP-Minnesota recovery of 1998 lost margins, load management discounts and incentives associated with state-mandated programs for electric energy conservation. NSP-Minnesota recorded a $35 million charge in 1999 based on this action. NSP-Minnesota appealed the MPUC decision and, in December 2000, the Minnesota Court of Appeals reversed the MPUC decision.

In January 2001, the MPUC appealed the lower court decision to the Minnesota Supreme Court. On Feb. 23, 2001, the Minnesota Supreme Court decided not to hear the MPUC's appeal. NSP-Minnesota will be seeking an order from the MPUC regarding the implementation of the appeals court decision before adjusting any liabilities recorded for this matter. As of Dec. 31, 2000, NSP-Minnesota had recorded a liability of $40 million, including carrying charges, for potential refunds to customers pending the final resolution of this matter.

                                  # # #

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate," "estimate," "expect," "objective," "outlook," "possible," "potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy's nonregulated businesses compared with Xcel Energy's regulated business; and the other risk factors listed from time to time by Xcel Energy in reports filed with the Securities and Exchange Commission (SEC), including
Exhibit 99.04 to Xcel Energy's report on Form 8-K filed Aug. 21, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Xcel Energy Inc.
                                    (a Minnesota Corporation)



                                     /s/ DAVID E. RIPKA
                                    --------------------------------
                                    David E. Ripka
                                    Vice President and Controller




February 28, 2001